UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — October 23, 2014
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INGERSOLL-RAND PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

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Ireland	001-34400	98-0626632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170/175 Lakeview Drive
Airside Business Park
Swords, Co. Dublin
Ireland
(Address of principal executive offices, including zip code)

+(353)(0)18707400
(Registrant’s phone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
In connection with a proposed offering of notes by Ingersoll-Rand Luxembourg Finance S.A. (“IR Lux”), a Luxembourg public company limited by shares (société anonyme) we are filing the following information:
IR Lux is an indirect, wholly owned subsidiary of Ingersoll-Rand plc. IR Lux was incorporated with $50,000 of cash, which represents its financial position as of September 30, 2014. IR Lux had no operations from incorporation to September 30, 2014.
Exhibit 99.1 sets forth in tabular form an update to the 2014 guarantor financial information previously filed in the quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2014 to include IR Lux.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	2014 Condensed Consolidating Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND PLC (Registrant)

Date:	October 23, 2014	/s/ Richard J. Weller
Richard J. Weller, Vice President and Corporate Controller Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	2014 Condensed Consolidating Financial Information